                                                             Exhibit 10.112
                                                             --------------

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            ---------------------------------------------------------

               THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of the 14th day of July, 1995 (the "Amendment"), is among Dr Pepper Bottling Company of Texas, a Texas corporation (the "Borrower"), Texas Commerce Bank National Association, a national banking association ("TCB") and each other lender listed on the signature pages hereof (each individually, including, without limitation, TCB, a "Lender" and collectively, the "Lenders") and Texas Commerce Bank National Association as agent for the Lenders (in its capacity as agent, the "Agent").

                                   WITNESSETH
                                   ----------
               WHEREAS, on February 18, 1993, the Borrower, TCB as the Agent and the Lenders entered into an Amended and Restated Credit Agreement (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 29, 1994, the "Credit Agreement") pursuant to which the Borrower, the Agent and the Lenders amended and restated (i) a Credit Agreement dated as of October 28, 1988, as amended, among the Borrower, TCB as agent and the other lenders signatory thereto and (ii) a Credit Agreement dated as of January 18, 1989, as amended, among the Borrower, TCB as agent and the other lenders signatory thereto;

               WHEREAS, pursuant to the Credit Agreement, the Lenders have made available to the Borrower loans pursuant to an advance term loan facility of up to $100,000,000 and letters of credit and a revolving credit facility of up to $25,000,000;

               WHEREAS, the Borrower desires to acquire the assets of Corsicana Dr Pepper Bottling Company, Inc. (such transaction hereinafter referred to as the "Acquisition") and has requested the consent of the Lenders to the Acquisition as required under the Credit Agreement;

               WHEREAS, the Borrower desires to amend the Credit Agreement to provide for an increase in the Maximum Amount of Capital
     Expenditures permitted under the Credit Agreement to $10,000,000 in 1995 and every year thereafter to and including 1999;

               WHEREAS, the Borrower desires to amend the Credit Agreement to provide that Mandatory Prepayments thereunder are required only when the net proceeds derived from the sale of any individual parcel or piece of Property exceed $500,000 or when the aggregate net proceeds of all sales of Property exceed $500,000 in any given fiscal year; and

               WHEREAS, the Borrower, the Agent and the Lenders have agreed, upon the terms and conditions specified herein, to amend the Credit Agreement to permit the foregoing amendments and the Lenders have agreed, upon certain conditions, to consent to the Acquisition.

               NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

               1. All capitalized terms which are defined in the Credit Agreement and not otherwise defined herein shall have the same meaning herein as in the Credit Agreement.

               2. All references to Section and Subsection numbers in this Amendment shall be references to the corresponding Section or Subsection of the Credit Agreement.

               3. On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

               4. This Amendment, when properly executed and delivered by each of the Lenders signatory hereto, shall constitute the consent and approval of such Lenders to the Acquisition as required by Section 9.03(g)(iii) of the Credit Agreement; provided, however, that the aggregate purchase price paid by Borrower for the assets to be acquired pursuant to the Acquisition shall not exceed $10,000,000.00, excluding working capital expenses and all costs properly characterized, under generally accepted accounting principles, as transaction costs related to the Acquisition.

               5. Section 9.07 of the Credit Agreement is hereby amended by deleting the table set forth in such Section and replacing it with the following table:


                    Fiscal Year                           Maximum Amount
                    -----------                           --------------


                        1993                               $ 7,000,000

                        1994                               $ 7,000,000
                        1995                               $10,000,000

                        1996                               $10,000,000
                        1997                               $10,000,000

                        1998                               $10,000,000

                        1999                               $10,000,000


               6. Subsection 4.03(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Subject to the provisions of Section 8.06 hereof and the proviso contained in this Subsection 4.03(d), promptly after receipt thereof, the Borrower will pay to the Agent as a prepayment of the Facility A Notes 100% of the Net Proceeds received by the Borrower from the sale, lease, assignment or other disposition of Property of the Borrower permitted under this Agreement, including without limitation, an actual or constructive loss of Property, an agreed or compromised loss of Property, or the taking of any Property under the power of eminent domain (except the Net Proceeds from a disposition in the ordinary course of business by the Borrower of Property described in clauses (a) and (b) of
               Section 9.05), and upon receipt thereof the Agent will release any Lien covering such Property created in its favor pursuant to any Loan Document; provided, however, that
                                              --------  -------
               Borrower shall not be required to pay to the Agent the Net Proceeds of any such sale, lease, assignment or other disposition of Property if the amount of Net Proceeds derived from each such sale is equal to or less than $500,000 unless the aggregate amount of the Net Proceeds of each such sale, lease, assignment or other disposition of Property occurring in any Fiscal Year exceeds $500,000.

               7. By its execution and delivery hereof, the Borrower represents and warrants the following:

               (a) As of the date hereof and after giving effect to the amendments contemplated herein, (i) the representations and warranties contained in Article VII of the Credit Agreement, as amended by this Amendment, and the Loan Documents to which the

     Borrower is a party, are true and correct on and as of the date hereof as though made by the Borrower on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and the Borrower hereby agrees to be bound by such representations and warranties and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default; and

               (b) The execution and delivery of this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations of the Borrower under the Credit Agreement, as amended by this Amendment, and under the Notes, as each may be further amended or otherwise modified from time to time and under the other Loan Documents to which the Borrower is a party, as each may be further amended or otherwise modified from time to time. The Borrower acknowledges and confirms that the indebtedness secured by the Loan Documents includes, in addition to the indebtedness therein described, the obligations of the Borrower under the Credit Agreement, as amended by this Amendment, and the Notes, as each may be further amended or otherwise modified from time to time.

               8. By its execution and delivery hereof, the Borrower hereby covenants and agrees, consistent with Section 8.09 of the Credit Agreement, to execute and deliver to the Agent, at the Borrower's sole cost and expense and concurrently with the closing of the Acquisition, any and all deeds of trust, mortgages and other documents and instruments, and any such further action, necessary to create in favor of the Lenders a first and prior Lien on any and all interests in real property acquired by the Borrower pursuant to the Acquisition, and to execute and deliver to the Agent, at the Borrower's sole cost and expense, any and all documents and instruments, and take such further action, necessary to create in favor of the Lenders such other Liens or security interests in property acquired by the Borrower pursuant to the Acquisition, as is required under the Credit Agreement.

               9. This Amendment shall become effective when and only when (a) each Lender shall have executed a counterpart of this Amendment and (b) the Agent shall have received each of the following (and fifteen original counterparts or copies, as the case may be, to provide an original counterpart or photocopy to each Lender):

               (i) Counterparts of this Agreement executed by the Borrower;

              (ii) Resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery, and performance by the Borrower of this Amendment and any and all documents and agreements executed in connection herewith by the Borrower; and

             (iii) Such other documents and agreements as the Agent may reasonably request.

               10. The Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and all of the rights and powers created thereby or thereunder shall be and remain in full force and effect.

               11. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, as amended by this Amendment, or under the Notes and the other Loan Documents to which the Borrower is a party, as each may be amended or modified from time to time, nor constitute a waiver of any other provision of the Credit Agreement, as amended by this Amendment, or the Notes and the other Loan Documents to which the Borrower is a party, as each may be amended or modified from time to time.

               12. The Borrower agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as the Agent may request for the better assuring and confirming unto the Agent all and singular the rights granted or intended to be granted hereby or hereunder.

               13. Pursuant to Section 11.04 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out of pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Credit Agreement as hereby amended). In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

               14. THIS AMENDMENT SHALL DE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE BINDING UPON THE BORROWER, THE AGENT AND THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

               15. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

               16. THIS WRITTEN AMENDMENT, THE NOTES, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT DE CONTRADICTED BY EVIDENCE OF PRIOR,
     CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

               IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                   BORROWER:
                                   --------
                                   DR PEPPER BOTTLING COMPANY OF TEXAS



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   AGENT:
                                   -----
                                   TEXAS COMMERCE BANK NATIONAL
                                   ASSOCIATION, AGENT



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   LENDERS:
                                   -------
                                   TEXAS COMMERCE BANK NATIONAL
                                   ASSOCIATION, for its own account



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LTD., NEW YORK BRANCH



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   CREDIT LYONNAIS NEW YORK BRANCH



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   THE FIRST NATIONAL BANK OF BOSTON



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   FIRST INTERSTATE BANK OF TEXAS, NATIONAL
                                   ASSOCIATION



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   CIBC, INC.



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   BANQUE PARIBAS, HOUSTON AGENCY



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   BANQUE PARIBAS



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   HARRIS TRUST AND SAVINGS BANK



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   NATIONSBANK OF NORTH CAROLINA, N.A.



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

     CONSENT AND ACKNOWLEDGEMENT:

     DR PEPPER BOTTLING HOLDINGS, INC.
     hereby affirms that it has
     read and does understand this
     Amendment to the Credit Agreement
     and does hereby consent to and
     agree with this Amendment.

     By:____________________________
     Title:_________________________
     Date:__________________________